UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2008

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Amendment to Material Definitive Agreement

On May 5, 2008, SYNNEX Corporation (“SYNNEX”) entered into Amendment No. 7 (“Amendment No. 7”) to its Second Amended and Restated Receivables Sale and Servicing Agreement, dated as of February 12, 2007, by and among SYNNEX, SIT Funding Corporation, Sumitomo Mitsui Banking Corporation, Manhattan Asset Funding Company LLC and General Electric Capital Corporation. Amendment No. 7 provides that the Company may issue and repurchase convertible senior notes with a final maturity date of not less than ten years from the date of issuance in a principal amount not to exceed $150 million (the “Convertible Senior Notes”), subject to various conditions.

On May 5, 2008, SYNNEX entered into Amendment No. 12 (“Amendment No. 12”) to its Second Amended and Restated Credit Agreement, dated as of February 12, 2007, by and among SYNNEX, General Electric Capital Corporation, Bank of America, N.A. and Sumitomo Mitsui Banking Corporation. Amendment No.12 provides, among other things, that the Company may pay holders of the Convertible Senior Notes up to $15 million in cash to satisfy certain of SYNNEX’s obligations under the Convertible Senior Notes, subject to various conditions.

Item 8.01.	Other Events

On May 5, 2008, SYNNEX announced that it intended to offer convertible senior notes in a private offering, subject to market conditions and other factors.

On May 7, 2008, SYNNEX announced the pricing of its $125 million principal amount of 4.0% Convertible Senior Notes due 2018.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 7, dated as of May 5, 2008, to Second Amended and Restated Receivables Sale and Servicing Agreement, dated as of February 12, 2007, by and among the Company, SIT Funding Corporation, Sumitomo Mitsui Banking Corporation, Manhattan Asset Funding Company LLC and General Electric Capital Corporation.

10.2	Amendment No. 12, dated as of May 5, 2008, to Second Amended and Restated Credit Agreement, dated as of February 12, 2007, by and among the Company, General Electric Capital Corporation, Bank of America, N.A. and Sumitomo Mitsui Banking Corporation.

99.1	Press release dated May 5, 2008.

99.2	Press release dated May 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2008

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 7, dated as of May 5, 2008, to Second Amended and Restated Receivables Sale and Servicing Agreement, dated as of February 12, 2007, by and among the Company, SIT Funding Corporation, Sumitomo Mitsui Banking Corporation, Manhattan Asset Funding Company LLC and General Electric Capital Corporation.

10.2	Amendment No. 12, dated as of May 5, 2008, to Second Amended and Restated Credit Agreement, dated as of February 12, 2007, by and among the Company, General Electric Capital Corporation, Bank of America, N.A. and Sumitomo Mitsui Banking Corporation.

99.1	Press release dated May 5, 2008.

99.2	Press release dated May 7, 2008.